UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):          June 22, 2020

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road
Suite 300
Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol	on which registered
Common Stock, $0.01 Par Value	TCO	New York Stock Exchange

6.5% Series J Cumulative Redeemable Preferred Stock, No Par Value	TCO PR J	New York Stock Exchange

6.25% Series K Cumulative Redeemable Preferred Stock, No Par Value	TCO PR K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    REGULATION FD DISCLOSURE.

Taubman Centers, Inc. (“TCO”), furnishes as Exhibit 99.1 a copy of the redacted Complaint, dated June 10, 2020, filed and redacted by Simon Property Group, Inc., a Delaware corporation (“Simon”), and Simon Property Group, L.P., a Delaware limited partnership (the “Simon Operating Partnership”) (the “Simon Complaint”), and furnishes as Exhibit 99.2 a copy of the Answer, Affirmative Defenses, and Counterclaim, dated June 17, 2020, filed by TCO and The Taubman Realty Group Limited Partnership, a Delaware limited partnership (the “Taubman Operating Partnership” and, together with TCO, the “Taubman Parties”), both relating to the pending action described in 8.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is provided in connection with Regulation FD.

Item 8.01.    OTHER EVENTS.

As previously announced, on February 9, 2020, TCO, the Taubman Operating Partnership, Simon, the Simon Operating Partnership, Silver Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Simon Operating Partnership (“Merger Sub 1”), and Silver Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub 1 (“Merger Sub 2” and, together with Simon, the Simon Operating Partnership and Merger Sub 1, the “Simon Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which, subject to the satisfaction or waiver of certain conditions, Merger Sub 2 will be merged with and into the Taubman Operating Partnership (the “Partnership Merger”) and TCO will be merged with and into Merger Sub 1 (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”).  In connection with the Merger Agreement, on May 29, 2020, TCO filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

The following supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety.  To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

As previously announced, on June 10, 2020, Simon delivered to the Taubman Parties a notice purporting to terminate the Merger Agreement (the “Purported Termination Notice”). In the Purported Termination Notice, Simon claimed that that the Taubman Parties had suffered a Material Adverse Effect (as defined in the Merger Agreement) and had also breached their covenant to use commercially reasonable efforts to operate in the ordinary course of business. Later on June 10, 2020, TCO issued a press release stating that the Taubman Parties believe that Simon’s purported termination of the Merger Agreement is invalid and without merit, and that Simon continues to be bound to the transaction in all respects. In their press release, the Taubman Parties also stated that they intend to hold Simon to its obligations under the Merger Agreement and the agreed transaction, and to vigorously contest Simon’s purported termination and legal claims, and that the Taubman Parties intend to pursue their remedies to enforce their contractual rights under the Merger Agreement, including, among other things, the right to specific performance and the right to monetary damages, including damages based on the transaction price.

Also on June 10, 2020 Simon and the Simon Operating Partnership filed a complaint (the “Simon Complaint”), styled as Simon Property Group, Inc. and Simon Property Group, L.P. v. Taubman Centers, Inc. and Taubman Realty Group, L.P., Case No. 2020-181675-CB in the State of Michigan Circuit Court for the Sixth Judicial Circuit (Oakland County) (the “Court”), seeking a declaratory judgment that, among other things, the Taubman Parties had suffered a Material Adverse Effect and had breached their covenant in the Merger Agreement to use commercially reasonable efforts to operate in the ordinary course of business and as a result Simon’s purported termination of the Merger Agreement was valid.

On June 17, 2020, the Taubman Parties filed an Answer, Affirmative Defenses, and Counterclaim (the “Taubman Answer and Counterclaim”) in response to the Simon Complaint, which added Merger Sub 1 and Merger Sub 2 as counterclaim defendants. In the Taubman Answer and Counterclaim, the Taubman Parties deny that the Taubman Parties had suffered a Material Adverse Effect or that they had breached their covenant to use commercially reasonable efforts to operate in the ordinary course of business, consistent with past practices, and therefore the Merger Agreement could not be terminated by the Simon Parties. Additionally, in the Taubman Answer and Counterclaim the Taubman Parties seek to have the Court enter a judgment of specific performance, compelling the Simon Parties to comply with their obligations under the Merger Agreement and consummate the Transactions. Additionally, the Taubman Parties seek a declaratory judgment that, due to the Simon Parties’ repudiation and material breach of the Merger Agreement by delivering the Purported Termination Notice and failing to use reasonable best efforts to consummate the Transactions, the Taubman Parties have the right to seek damages, including based on the loss of the premium offered to the Taubman Parties’ equity holders.

Additionally, on June 17, 2020, the Taubman Parties filed with the Court a Motion for Expedited Proceedings, requesting that the Court set an expedited schedule for the proceedings in the above action, with a five-day non-jury trial beginning on August 24, 2020. The Simon Parties expect to file a response to this motion on June 22, 2020. The Court has scheduled a hearing on this motion for June 24, 2020.

As previously announced, the Special Meeting of Shareholders, at which TCO shareholders will be asked to adopt and approve the Merger Agreement, remains scheduled for June 25, 2020, at 10:00 A.M,. at Taubman’s headquarters in Bloomfield Hills, Michigan. In light of Simon’s Purported Termination Notice and lawsuit, it can be expected that the Simon Parties will not proceed to consummate the Mergers even if Taubman shareholder approval is received.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Simon Complaint (redacted), dated June 10, 2020
99.2	Taubman Answer and Counterclaim, dated June 17, 2020
104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”, “estimates”, “approximate”, “guidance” and similar expressions in this Current Report on Form 8-K that predict or indicate future events and trends and that do not report historical matters. The forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof. Except as required by law, the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed transaction due to the failure to obtain, on a timely basis or otherwise, shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed merger; the outcome of any litigation between Simon and Taubman related to the transaction; the results of the Motion for Expedited Proceedings filed by the Taubman Parties on June 17, 2020; the possibility that the anticipated benefits from the transaction will not be fully realized; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on the Company’s relationships with its tenants, key personnel and other business partners, operating results and business generally; general economic conditions, and other factors. Such factors include, but are not limited to: changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; challenges with department stores; changes in consumer shopping behavior; the liquidity of real estate investments; the Company’s ability to comply with debt covenants; the availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; competitors gaining economies of scale through M&A and consolidation activity; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the Company’s information technology, infrastructure or personal data; costs associated with response to technology breaches; the loss of key management personnel; shareholder activism costs and related diversion of management time; terrorist activities; maintaining the Company’s status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on the Company’s operations; and changes in global, national, regional and/or local economic and geopolitical climates.

You should review the Company’s filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction between the Company and Simon, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive Proxy Statement of the Company (the “Proxy Statement”) on May 29, 2020 and commenced mailing the Proxy Statement to its shareholders. This Current Report on Form 8-K is not intended to and does not constitute the solicitation of any proxy, vote or approval. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIMON, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.taubman.com/investors or by contacting Erik Wright, Manager, Investor Relations at ewright@taubman.com or (248) 258-7390.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019, and its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019. These documents are available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 22, 2020		TAUBMAN CENTERS, INC.

		By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer